UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2007 (February 9, 2007)

Behringer Harvard REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
or organization)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1605

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Director and Officer Agreements

On February 9, 2007, Behringer Harvard REIT I, Inc. (the “Company”) entered into agreements with each of its directors, Robert M. Behringer, Robert S. Aisner, Charles G. Dannis, Steven W. Partridge and G. Ron Witten (collectively, the “Director Agreements”), and executive officers, Gerald J. Reihsen, III, Gary S. Bresky, Jon L. Dooley, and M. Jason Mattox (collectively, the “Officer Agreements” and, together with the Director Agreements, the “Agreements”).  The Company entered into the Agreements in connection with the registration of its third offering in the Commonwealth of Pennsylvania.  As one of the conditions for approving the Company’s latest offering, the Pennsylvania Securities Commission required that the Company and such directors and officers enter into the Agreements.

The Agreements provide, among other things, that the Company may not hold its directors and officers harmless from losses or liabilities suffered by the Company unless: (1) the director or officer has determined, in good faith, that the course of conduct that caused the loss or liability was in the Company’s best interests; (2) the director or officer was acting on the Company’s behalf or performing services on the part of the Company; (3) the liability or loss was not the result of negligence or misconduct by the director or officer, except that in the event the director is or was an independent director, the liability or loss was not the result of gross negligence or willful misconduct by the independent director; and (4) the agreement to hold harmless is recoverable only out of the Company’s net assets and not from its stockholders.

In addition, each of the Director Agreements provides that in cases of conflict within the Company’s charter between the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc. (the “Guidelines”) and the Maryland General Corporation Law, as amended (the “MGCL”), as determined by the board in its discretion, the Guidelines will control except where the MGCL provisions are mandatory.

The Agreements will remain in effect until the Company obtains stockholder approval of proposed amendments to Sections 12.2 and 15.1 of its charter.  If these amendments are not adopted by the Company’s stockholders, the Agreements will remain in effect until shares of the Company’s common stock are listed on an exchange.

The information set forth above with respect to the Agreements does not purport to be complete in scope and is qualified in its entirety by the full text of the Agreements, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated into this Item 1.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Form of Agreement between the Company and each of its directors

10.2	Form of Agreement between the Company and each of its executive officers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: February 15, 2007	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President –
Corporate Development & Legal

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Agreement between the Company and each of its directors

10.2	Form of Agreement between the Company and each of its executive officers